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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       CAPITAL ONE FINANCIAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
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    paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

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                        [CAPITAL ONE LOGO APPEARS HERE]

                               ----------------
                     NOTICE OF ANNUAL STOCKHOLDER MEETING

                                PROXY STATEMENT

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                                  CORRECTION

                               ----------------

                                                              March 20, 1999

Dear Stockholder:

Please note the following correction to our Proxy Statement dated March 20, 1999:

On page 1 of the Proxy Statement, the paragraph under "Who is entitled to vote?" contains a typographical error. The paragraph should state that on March 1, 1999, there were 65,855,648 shares of the company's common stock outstanding.

We look forward to seeing you at the annual meeting.

                                          Sincerely,


                                          /s/ John G. Finneran, Jr.

                                          John G. Finneran, Jr.
                                          Corporate Secretary